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                               CMG SMALL CAP FUND
                                  (THE "FUND")
       SUPPLEMENT TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION DATED
                                DECEMBER 1, 2005

         The first paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES - FOREIGN SECURITIES" is revised in its entirety as follows:

The Fund may invest up to 20% of its total assets in foreign securities. Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.


ILT-39/106571-0206                                             February 17, 2006